As filed with the Securities and Exchange Commission on November 2, 1998

                   Securities Act Registration No. 333-21089
               Investment Company Act Registration No. 811-08043
------------------------------------------------------------------------------
==============================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         Pre-Effective Amendment No. __
                        Post-Effective Amendment No. 2

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                Amendment No. 3
                       (Check appropriate box or boxes)

          -----------------------------------------------------------

                      BERKSHIRE CAPITAL INVESTMENT TRUST
              (Exact Name of Registrant as Specified in Charter)

                          475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
                   (Address of Principal Executive Offices)

                                (408) 526-0707
                        (Registrant's Telephone Number)

                              MALCOLM R. FOBES III
                          475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
                   (Name and Address of Agent for Service)

          -----------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[X]   immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ]   on (date) pursuant to paragraph (b) of Rule 485.
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          -----------------------------------------------------------

Registrant registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1997 was filed with the Commission on February 20, 1998.

                      BERKSHIRE CAPITAL INVESTMENT TRUST

                             Cross Reference Sheet
                            Pursuant to Rule 481(a)
                       UNDER THE SECURITIES ACT OF 1933


INFORMATION REQUIRED                                 CAPTIONS IN FILING
--------------------                                 ------------------

Part A:  PROSPECTUS

Item 1.  Cover Page                                  Cover Page

Item 2.  Synopsis                                    Fund Expenses

Item 3.  Condensed Financial Information             Financial Highlights

Item 4.  General Description of Registrant           The Fund

Item 5.  Management of the Fund                      Management of the Fund;
                                                     Investment Adviser;
                                                     Advisory Fee; Fund
                                                     Administration; Advisory
                                                     and Administration
                                                     Agreements

Item 5A. Management's Discussion of                  Management Discussion
         Fund Performance                            and Analysis (Annual
                                                     and Semi-Annual Report)

Item 6.  Capital Stock and Other Securities          Organization and Capital
                                                     Structure; Tax Status

Item 7.  Purchase of Securities Being                Fund Share Purchase;
         Offered                                     Purchase of Shares and
                                                     Reinvestment; Pricing
                                                     of Shares

Item 8.  Redemption or Repurchase                    Redemption of Shares

Item 9.  Pending Legal Proceedings                   Litigation



Part B:  STATEMENT OF ADDITIONAL INFORMATION

Item 10. Cover Page                                  Cover Page

Item 11. Table of Contents                           Table of Contents

Item 12. General Information and History             The Fund

Item 13. Investment Objectives and Policies          Investment Objective;
                                                     Risk Factors; Investment
                                                     Restrictions; Portfolio
                                                     Turnover Policy

Item 14. Management of the Fund                      Management of the Fund;
                                                     Remuneration of Officers
                                                     and Trustees

Item 15. Control Persons and Principal               Principal Security
         Holders of Securities                       Holders; Organization
                                                     and Capital Structure

Item 16. Investment Advisory and Other               Investment Adviser;
         Services                                    Advisory Fee; Fund
                                                     Administration; Advisory
                                                     and Administration
                                                     Agreements

Item 17. Brokerage Allocation and Other              Brokerage
         Practices

Item 18. Capital Stock and Other Securities          Organization and Capital
                                                     Structure

Item 19. Purchase, Redemption and Pricing of         Purchase of Shares and
         Securities Being Offered                    Reinvestment; Retirement
                                                     Plans; Pricing of Shares;
                                                     Redemption of Shares;

Item 20. Tax Status                                  Tax Status

Item 21. Underwriters                                Not Applicable

Item 22. Calculation of Performance Data             Performance Information

Item 23. Financial Statements                        Financial Statements



Part C:  OTHER INFORMATION

The information to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                     BERKSHIRE CAPITAL GROWTH & VALUE FUND

                          475 Milan Drive, Suite #103
                        San Jose, California 95134-2453
                                (408) 526-0707


PROSPECTUS - NOVEMBER 2, 1998


THE FUND AND INVESTMENT OBJECTIVE

Berkshire Capital Growth & Value Fund (the "Fund") is a non-diversified series of the Berkshire Capital Investment Trust (the "Trust"), an open-end management investment company. The Trust was organized in Delaware as a business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as the Berkshire Capital Growth & Value Fund. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities. The Fund seeks to accomplish its objective by investing primarily in equities of growth companies in sectors offering the potential for above average returns and/or those companies which the Fund's adviser believes to be undervalued at their current market price, resulting in the potential for capital appreciation. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income.


FUND SHARE PURCHASE

Capital shares of the Fund may be purchased directly at net asset value as next determined after receipt of order. The Board of Trustees has established $5,000 as the minimum initial purchase unless investing through the vehicle of an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Subsequent investments in the Fund must be at least $500, or $200 for an IRA. Please see "Purchase of Shares and Reinvestment" in this Prospectus for more information.


ADDITIONAL INFORMATION

This Prospectus, which should be held for future reference, is designed to set forth concisely the information that you should know before you invest. A "Statement of Additional Information" containing more information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated November 2, 1998 and has been incorporated by reference into the Prospectus. A copy of the Statement may be obtained without charge, by writing to the Fund or by calling the telephone number shown above.


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


                                                                Prospectus | 1

TABLE OF CONTENTS

FUND EXPENSES ...................................   3
FINANCIAL HIGHLIGHTS ............................   4
THE FUND ........................................   5
INVESTMENT OBJECTIVE ............................   5
RISK FACTORS ....................................   5
  Generally .....................................   5
  Non-Diversification ...........................   5
  Concentration .................................   5
PORTFOLIO TURNOVER POLICY .......................   5
CONCENTRATION AND NON-DIVERSIFICATION POLICY ....   6
  Concentration .................................   6
  Non-Diversification ...........................   6
TAX STATUS ......................................   6
INVESTMENT RESTRICTIONS .........................   7
INVESTMENT ADVISER ..............................   8
ADVISORY FEE ....................................   8
FUND ADMINISTRATION .............................   8
ADVISORY AND ADMINISTRATION AGREEMENTS ..........   9
MANAGEMENT OF THE FUND ..........................  10
REMUNERATION OF OFFICERS AND TRUSTEES ...........  10
ORGANIZATION AND CAPITAL STRUCTURE ..............  11
PURCHASE OF SHARES AND REINVESTMENT .............  11
  Initial Investments ...........................  11
  Subsequent Purchases ..........................  12
  Reinvestments .................................  12
  Fractional Shares .............................  12
RETIREMENT PLANS ................................  12
  Generally .....................................  12
  Individual Retirement Accounts ................  12
PRICING OF SHARES ...............................  13
REDEMPTION OF SHARES ............................  13
  If By Mail ....................................  13
  If By Telephone ...............................  13
BROKERAGE .......................................  14
SHAREHOLDERS MEETINGS ...........................  14
REPORTS TO SHAREHOLDERS .........................  15
TRANSFER AGENT ..................................  15
CUSTODIAN .......................................  15
AUDITORS ........................................  15
LEGAL OPINION ...................................  15
LITIGATION ......................................  15
ADDITIONAL INFORMATION ..........................  15


                                                                Prospectus | 2

FUND EXPENSES

Set forth below is a table containing information regarding the annual expenses which may be incurred by the Fund. The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly.


                     Shareholder Transaction Expenses:

         Sales Load Imposed on Purchases ...............   None
         Sales Load Imposed on Reinvested Dividends ....   None
         Redemption Fees ...............................   $10
         Exchange Fees .................................   None
         IRA Trustee Fees ..............................   $20


                   Annualized Fund Operating Expenses:

         Management Fees ...............................   1.50%
         12b-1 Fees ....................................   None
         Other Expenses* ...............................   0.50%
                                                           -----
         Total Operating Expenses ......................   2.00%
                                                           =====


The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

*Fees payable under the Administration Agreement between the Fund and the Investment Adviser are fixed at 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

         -----------------------------------------------------------

The following is an example that illustrates the expenses paid on a $1,000 investment over various time periods assuming (a) 5% annual rate of return and
(b) redemption at the end of each time period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.


                     1 Year   3 Years   5 Years   10 Years
                     ------   -------   -------   --------
                       $30      $73       $118      $243


                                                                Prospectus | 3

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Fund. You should read this information in conjunction with the financial statements included in the Fund's most recent Annual and Semi-Annual Reports. The Fund's December 31, 1997 financial statements were audited by Meredith, Cardozo, Lanz & Chiu LLP, Independent Certified Public Accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements and financial highlights are incorporated by reference in the Fund's Statement of Additional Information. The financial data for the six-month period ended June 30, 1998 have not been audited.

                    BERKSHIRE CAPITAL GROWTH & VALUE FUND

                                                                      Six Months     Period From(a)
                                                                         Ended         07/01/97
                                                                        06/30/98          to
                                                                      (unaudited)      12/31/97
Per Share Data for a Share Outstanding Throughout Each Period          ----------      --------
NET ASSET VALUE, BEGINNING OF PERIOD:                               $      8.64     $     10.00
                                                                    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................................          .01             .10
   Net realized and unrealized gains (losses) on investments .....         2.76           (1.36)
                                                                    ------------    ------------
Total from investment operations .................................        11.41            8.74

DISTRIBUTIONS:
   Dividends (from net investment income) ........................            0            (.10)
   Distributions (from capital gains) ............................            0               0
                                                                    ------------    ------------
Total distributions ..............................................            0            (.10)
                                                                    ------------    ------------
NET ASSET VALUE, END OF PERIOD:                                     $     11.41     $      8.64
                                                                    ============    ============



TOTAL RETURN - Note (6) ..........................................        32.06%(b)      (12.60%)(b)



SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ........................................  $   156,782     $   101,412
   Ratio of expenses to average net assets(b)(c) .................        0.95%           1.00%
   Ratio of expenses to average net assets(d) ....................           0%              0%
   Ratio of net investment income to average net assets (b)(c) ...       (0.79%)          0.12%
   Ratio of net investment income to average net assets (d) ......        0.16%           1.12%
   Portfolio turnover rate (b) ...................................          38%             13%

(a) Date of effectiveness.
(b) Not annualized for periods less than one full year.
(c) Before fee waiver.
(d) After fee waiver.


                                                                Prospectus | 4

THE FUND

Berkshire Capital Growth & Value Fund is an open-end, non-diversified portfolio of the Berkshire Capital Investment Trust. The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest. The Trust's registered office is 1209 Orange Street, Wilmington, Delaware 19801. Mail may be addressed to Trust's principal executive office at 475 Milan Drive, #103, San Jose, California 95134-2453.


INVESTMENT OBJECTIVE

Berkshire Capital Growth & Value Fund has the primary objective of long-term capital appreciation through investments in equity securities. The Fund seeks to accomplish this objective by investing primarily in equities of growth companies in sectors offering the potential for above-average returns and/or those companies which the Fund's adviser believes to be undervalued at their current market price, resulting in the potential for capital appreciation. In selecting investments for the Fund, the adviser's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Fundamental analysis by use of dividend and cash flow discounting models are often employed to determine the intrinsic value of a company and then compared to the current share price. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income.


RISK FACTORS

Generally: Risks associated with the Fund's performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in the Fund's portfolio. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.

Non-Diversification: The Fund will be operated as a non-diversified investment company and as such, the Fund's shares may be more susceptible to adverse change in value than would be the shares of a diversified investment company.

Concentration: The Fund has adopted the fundamental policy concentrating at least 25% of its assets in the equity securities of companies in the electronic technology industry. Because of such policy, the Fund may be subject to greater risk than that of a fund which is fully diversified among many market sectors.


PORTFOLIO TURNOVER POLICY

The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.


                                                                Prospectus | 5

CONCENTRATION AND NON-DIVERSIFICATION POLICY

Concentration: The Fund will concentrate its investments in the equity securities of companies in the electronic technology industry. Concentration requires the Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Companies in the electronic technology industry shall include businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices. In some future period or periods, due to adverse economic conditions in the electronic technology industry, the Fund may temporarily have less than 25% of the value of its assets invested in that industry. At such times the adviser may adopt a temporary defensive posture and recommend the Fund invest in money market instruments or U.S. Government securities. As a result of such concentration in the electronic technology industry, the Fund's shares may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

Non-Diversification: The Fund is classified as being non-diversified which means that it may not invest more than 25% of its assets in the securities of any one issuer and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is therefore one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.


TAX STATUS

Under the provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest, and gains from securities transactions. No more than 30% of the Fund's profits may be derived from securities held less than three months and no more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income.
Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.


                                                                Prospectus | 6

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c)  Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h)  Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j)  Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(m)  Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of securities of companies in the electronic technology industry.

With respect to fundamental restriction (n) above, companies in the electronic technology industry shall be defined as businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices.


                                                                Prospectus | 7

In connection with its investment objective and policies the Fund may, however, invest in the following types of securities which can involve certain risks:

U.S. Government Securities: The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance.

Bank  Obligations:   The  Fund  may  invest  in  bank  obligations,  including
certificates of deposit, time deposits, banker's acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Warrants: The Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.


INVESTMENT ADVISER

The Fund retains Berkshire Capital Holdings, Inc., at 475 Milan Drive, #103, San Jose, California 95134-2453, as its Investment Adviser. Berkshire Capital Holdings, Inc. (the "Investment Adviser") is a California corporation founded in February 1993. The company is registered as an Investment Adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly-owned by Malcolm R. Fobes III and Ronald G. Seger

Malcolm R. Fobes III has the direct responsibility for the overall strategic management of the Fund's portfolio and its administration. Mr. Fobes founded Berkshire Capital Holdings, Inc. in 1993, has served as Chairman of the Board and Chief Executive Officer since the company's inception, and has been responsible for the direction of the company's investments in both private and publicly-held concerns. Mr. Fobes has a B.S. degree in Finance and a minor in Economics from San Jose State University in California. In addition to founding the company in 1993, Mr. Fobes was also simultaneously retained by Adobe Systems, Inc., a high-technology software development firm, as a technical support engineer from May 1991 to November 1994. Mr. Fobes has served exclusively in the capacity of Chairman and Chief Executive Officer of the Investment Adviser from November 1994 to present. Ronald G. Seger has served as Secretary and member of the Board of Directors of the Investment Adviser since September 1996. Both Mr. Fobes and Mr. Seger also serve as Trustees of the Fund.


ADVISORY FEE

The Fund will be managed by Berkshire Capital Holdings, Inc. The Investment Adviser will be paid a fee of 1.5% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Such fee is higher than the fee paid by most other funds. Notwithstanding, the Investment Adviser may at its discretion, forgo sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.


FUND ADMINISTRATION

In addition to its fee for serving as the Fund's Investment Adviser, Berkshire Capital Holdings, Inc. will receive a fee for serving as the Fund's administrator. The fee will be paid monthly at an annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. For such fee, Berkshire Capital Holdings, Inc. is responsible for providing administrative and general supervisory services to the Fund and will provide virtually all customary services required for Fund operations.


                                                                Prospectus | 8

ADVISORY AND ADMINISTRATION AGREEMENTS

On October 26, 1997 the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with Berkshire Capital Holdings, Inc. The Advisory Agreement and the Administration Agreement are effective through December 31, 1998. Thereafter, both agreements may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by (a) the Fund's Board of Trustees or (b) vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. In either event, the continuance must be approved by a majority of the Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, Berkshire Capital Holdings, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Fobes, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Investment Adviser is (i) required to render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Investment Adviser. Excepting these items, the Fund pays all other fees and expenses incurred in conducting its business affairs. The Investment Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Under the Administration Agreement, the Investment Adviser will render all administrative and supervisory services to the Fund. The Adviser will oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser will also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. In accordance with the Administration Agreement, the Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund will assume all other expenses except to the extent of those paid by the Adviser.

The Investment Adviser assumes and shall pay all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Investment Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.


                                                                Prospectus | 9

The Investment Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Agreement and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.


MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of Berkshire Capital Investment Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years and ownership of the Fund are as follows:

                            Principal Occupation                      Fund Shares      Percent
Name and Address            Past 5 Years                             Owned 11/2/98     of Class
-----------------------     ----------------------------------       -------------     --------
*Malcolm R. Fobes III       BERKSHIRE CAPITAL INVESTMENT TRUST;          7,585          46.02%
475 Milan Drive, #103       Trustee/President
San Jose, CA 95134          BERKSHIRE CAPITAL HOLDINGS, INC.;
Age: 34                     Chairman & CEO
                            ADOBE SYSTEMS, INC.;
                            Technical Support Engineer

*Ronald G. Seger            BERKSHIRE CAPITAL INVESTMENT TRUST;          5,362          32.53%
715 Glenborough Drive       Trustee/Secretary
Mountain View, CA 94041     RONALD G. SEGER, O.D.;
Age: 48                     Optometrist

**Leland F. Smith           BERKSHIRE CAPITAL INVESTMENT TRUST;            503           3.05%
#7 Rocky Mountain Lane      Trustee
Sunriver, OR 97707          CORPORATE ASSET STRATEGIES, INC.;
Age: 59                     Chairman & CEO
                            ELESCO, LTD.;
                            Chairman & CEO

Andrew W. Broer             BERKSHIRE CAPITAL INVESTMENT TRUST;            839           5.09%
455 Navaro Way, #201        Trustee
San Jose, CA 95134          CISCO SYSTEMS, INC.;
Age: 32                     Data Center Manager
                            TALIGENT, INC.;
                            Software Integration Engineer

*Trustees  of  the  Fund who are considered "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

**Corporate Asset Strategies, Inc. provides consulting services in the field of corporate real estate management.

REMUNERATION OF OFFICERS AND TRUSTEES

The Fund does not intend to pay fees to the trustees until such time as the Fund's assets exceed $2,500,000; although the Fund will reimburse trustees for their expenses. The Fund does not compensate trustees affiliated with the Investment Adviser except as they may benefit through payment of the Advisory and Administrative fees.


                                                               Prospectus | 10

ORGANIZATION AND CAPITAL STRUCTURE

The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. At present there is only one series authorized by the Trust, which series has been designated as the Berkshire Capital Growth & Value Fund. The Board of Trustees may authorize the creation of an additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

The Board of Trustees of the Trust is responsible for managing the business affairs of the Fund. The Board of Trustees consists of four members: Malcolm
R. Fobes III, Ronald G. Seger, Leland F. Smith and Andrew W. Broer. As of November 2, 1998, the Board of Trustees owned of record or beneficially 86.69% of the Fund's outstanding shares. Malcolm R. Fobes III and Ronald G. Seger owned 46.02% and 32.53% of the Fund's outstanding shares respectively and are considered control persons as defined under Section 2(a)(9) of the 1940 Act by virtue of their ownership of more than 25% of the voting securities of the Fund.


PURCHASE OF SHARES AND REINVESTMENT

The offering price of the shares offered by the Fund is at the Net Asset Value ("NAV") per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Shares" in this Prospectus. The Fund reserves the right to terminate the offering of the shares made by this Prospectus at any time and to refuse purchase applications when, in the judgement of management, such termination or refusal is in the best interests of the Fund. The Fund also reserves the right to waive initial and subsequent investment minimums and to modify investment minimums generally from time to time. The Fund does not intend to issue share certificates to its shareholders whereby shares of the Fund shall be considered "uncertificated securities" as defined under Rule 17f-1 of the Securities Exchange Act of 1934. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Fund. For the convenience of investors, a Share Purchase Application is provided with this Prospectus. The minimum initial purchase of shares is $5,000 unless investing through the vehicle of an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Such initial investment amount is due and payable three
(3) business days after the purchase date. The Fund will be initially registered in California and therefore restricted to California residents at the time of purchase. There will be no solicitation out of the state of California of potential shareholders until registration under the Blue Sky laws of the state of residence have been met.


                                                               Prospectus | 11

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three (3) business days after the purchase date. The minimum is $500, or $200 for an IRA. Less may be accepted under special circumstances.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Full or fractional shares will be issued by the Fund. Fractional shares will be issued to three decimal places as purchased from the Fund. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.


RETIREMENT PLANS

Generally: Shares of the Fund may be purchased directly by existing retirement plans which allow for such investment. Self-employed individuals may purchase shares through properly drafted Keogh plans covering the self-employed individual or eligible employees. An investor should consult with a tax adviser concerning the eligibility or establishment of such plans before investing in shares of the Fund.

Individual Retirement Accounts: Certain individuals may be eligible to establish an Individual Retirement Account (IRA) with the Fund if they meet the applicable requirements of the Internal Revenue Code. Persons who earn compensation and are not covered by a company retirement plan (and, if married,  your  spouse  is  not  covered  by  a  company  retirement plan) may establish IRA accounts using Fund shares. Under such circumstances, annual contributions by individuals, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. If you are married (filing jointly) and each spouse establishes an IRA, each spouse may contribute up to $2,000 to his or her IRA for a year as long as the combined compensation of both spouses for the year is at least $4,000. Contributions to each spousal account are fully deductible under the aforementioned guidelines. IRA contributions may also be tax deductible for individual taxpayers and married couples if covered by a company retirement plan as long as adjusted gross incomes are within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts. You may begin to make non-penalty IRA withdrawals as early as age 59 1/2 or as late as 70 1/2. Most withdrawals from an IRA account before age 59 1/2 are subject to a 10% penalty tax in addition to regular income taxes. In certain situations, withdrawals before age 59 1/2 are not subject to the 10% penalty. For example, in the event of death or disability early withdrawals may be made without penalty. Investors should consult their tax advisers to determine whether they are qualified to take advantage of an IRA and whether an investment in the Fund would be appropriate.

The Board of Trustees has selected Delaware Charter Guarantee & Trust Co. as the Fund's trustee for qualified individuals who wish to establish an IRA account funded with shares of the Fund. Although the Fund does not charge IRA fees itself, there are fees charged by Delaware Charter Guarantee & Trust Co. to open and maintain an IRA account. To establish an IRA account, all prospective applicants are required to complete an IRA application for Delaware Charter Guarantee & Trust Co. A disclosure statement describing the general provisions of the IRA will be forwarded to all prospective applicants as required by U.S. Treasury regulations. All IRAs may be revoked within seven
(7) days of their establishment with no penalty. For more information regarding the establishment of an IRA account, please direct all inquiries to the Fund at its principal office in San Jose, California.


                                                               Prospectus | 12

PRICING OF SHARES

The net asset value of the Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day of which that Exchange is open (presently 4:00 p.m.); Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day,
Thanksgiving, Christmas and New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.


REDEMPTION OF SHARES

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth below. Although the Fund does not charge a redemption fee, there is a fee equal to that charged to the Fund by the registered Transfer Agent for processing services, currently $10 regardless of the number of shares redeemed.

All redemption requests should be made to the Fund at its principal office in San Jose, California. The redemption price shall be the net asset value per share next determined after notice is received by the Fund.

If By Mail: Send a written request, signed by all registered owners in the exact names in which they appear on the account indicating the dollar amount or number of shares to be redeemed. Redemption requests by corporations, partnerships, trusts, estates, guardianships, custodial accounts and accounts under court jurisdiction shall be accompanied with all supporting legal documents if required by applicable law. To be in proper form, such redemption requests shall be signed by an authorized officer and must indicate the capacity in which the officer is acting.

If by Telephone: Shareholders who complete the Share Purchase Application provided with this Prospectus may redeem shares of the Fund by telephone if they have elected on the application to do so. The Fund will employ reasonable procedures to confirm that all instructions given by telephone are genuine. Such procedures shall include requiring the caller to provide personal and/or account information for the purpose of establishing the caller's identification and sending a confirmation statement on redemptions to the address of record each time activity is initiated by telephone. As long as the Fund's registered transfer agent follows instructions communicated by telephone which were reasonably believed to be genuine at the time of receipt, neither the Fund nor the registered transfer agent shall be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund's registered transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

Unless the shareholder is known to management, all signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. Generally, such institutions include national or state banks, savings and loan associations, credit unions, brokers and dealers which are members of a national securities exchange or a clearing agency and maintain a net capital of at least $100,000, national securities exchanges, registered securities associations, clearing agencies and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion programs. Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing along with the shareholder's signature. A notarized signature will not be sufficient for the request to be in proper form. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing authority of the person seeking to act on behalf of the account.


                                                               Prospectus | 13

The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption. Any difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within seven (7) business days provided the shareholder has complied with all the aforementioned requirements. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to fifteen (15) days. The Fund may suspend the right of redemption or postpone the date of payment if; the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Commission has determined that an emergency exists, thereby making disposal of fund securities or valuation of net assets not reasonably practicable, or for such other periods as the Commission may permit. The Fund intends to make payments in cash, however, if the Board of Trustees believes that economic conditions exist which would make such practice detrimental to the best interests of the Fund, redemption may be accomplished through distribution of portfolio securities of the Fund. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.


BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Under the terms of the Advisory Agreement, the Adviser is authorized to employ all brokers to execute orders for the purchase and sale of portfolio securities on behalf of the Fund. The Adviser will use its best judgement in determining which broker can provide the best net price and execution. The selected broker shall be required to provide prompt and reliable execution at a reasonably competitive price. The Adviser may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which, in the opinion of management, will produce a direct benefit to the Fund or assist the Adviser in carrying out its responsibilities to the Fund. Such information and services shall include economic studies, industry studies, statistical analysis, corporate reports and quotations necessary to determine the value of the Fund's net assets. No effort is made to determine the value of these services or the amount they might have reduced the expenses of the Adviser. Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business to firms furnishing these materials and services. The Board of Trustees will evaluate and review the reasonableness of brokerage commissions paid semiannually.


SHAREHOLDERS MEETINGS

Annual meetings of shareholders will not be held unless called by the shareholders pursuant to Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the shareholders may be held from time to time when called upon by
(i) the Chairman of the Board of Trustees, if one exists, the President and two or more trustees, (ii) by one or more shareholders holding ten percent or more of the shares entitled to vote on matters presented to the meeting, or
(iii) if the annual meeting is not held within any thirteen month period, upon application of any shareholder, a court of competent jurisdiction may summarily order that such meeting be held. In addition, the 1940 Act requires a shareholder vote on all investment advisory contracts and amendments thereto. Shareholder inquiries should be directed to the Fund's principal office at 475 Milan Drive, #103, San Jose, California 95134-2453.


                                                               Prospectus | 14

REPORTS TO SHAREHOLDERS

The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unaudited financial statements.


TRANSFER AGENT

The Investment Adviser has retained Mutual Shareholder Services (the "Transfer Agent") to provide shareholder servicing, dividend disbursing and transfer agent services. The Transfer Agent is an indirect wholly-owned subsidiary of Maxus Information Systems, Inc. The Investment Adviser (not the Fund) pays the Transfer Agent's fees for these services.


CUSTODIAN

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


AUDITORS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1998. McCurdy & Associates CPA's, Inc. will perform an annual audit of the Fund's financial statements and will advise the Fund as to certain accounting matters.


LEGAL OPINION

The legality of the shares offered hereby have been passed upon by Hall & Evans, L.L.C., 1200 Seventeenth Street, Suite 1700, Denver, Colorado 80202.


LITIGATION

As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.


ADDITIONAL INFORMATION

This Prospectus omits certain information contained in the registration statement on file with the Securities & Exchange Commission. The registration statement may be inspected without charge at the principal office of the Commission in Washington, D.C. and copies of all or part thereof may be obtained upon payment of the fee prescribed by the Commission. Shareholders may also direct inquiries to the Fund by phone or at the address given on cover of this Prospectus.


                                                               Prospectus | 15

BERKSHIRE CAPITAL INVESTMENT TRUST
BERKSHIRE CAPITAL GROWTH & VALUE FUND
------------------------------------


PROSPECTUS
NOVEMBER 2, 1998



INVESTMENT ADVISER
Berkshire Capital Holdings, Inc.
475 Milan Drive, Suite #103
San Jose, California 95134


INDEPENDENT AUDITORS
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145


TRANSFER AGENT
Mutual Shareholder Services
1301 East Ninth Street
Suite 3600
Cleveland, Ohio 44114


CUSTODIAN
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263


LEGAL COUNSEL
Hall & Evans, LLC
1200 Seventeenth Street,
Suite 1700,
Denver, Colorado 80202


---------------------------------
BERKSHIRE CAPITAL INVESTMENT TRUST
475 Milan Drive, Suite #103
San Jose, California 95134
(408) 526-0707

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                     BERKSHIRE CAPITAL GROWTH & VALUE FUND
                          475 Milan Drive, Suite #103
                        San Jose, California 95134-2453
                                (408) 526-0707


                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 2, 1998


This Statement of Additional Information is not a Prospectus, but is to be read in conjunction with the Prospectus for the Berkshire Capital Growth & Value Fund dated November 2, 1998 (the "Prospectus"). To obtain the Prospectus, please write or call the Fund at the address or phone number referenced above.


TABLE OF CONTENTS

THE FUND ........................................   2
INVESTMENT OBJECTIVE ............................   2
RISK FACTORS ....................................   2
  Generally .....................................   2
  Non-Diversification ...........................   2
  Concentration .................................   2
PORTFOLIO TURNOVER POLICY .......................   2
CONCENTRATION AND NON-DIVERSIFICATION POLICY ....   3
  Concentration .................................   3
  Non-Diversification ...........................   3
TAX STATUS ......................................   3
INVESTMENT RESTRICTIONS .........................   4
INVESTMENT ADVISER ..............................   5
ADVISORY FEE ....................................   5
FUND ADMINISTRATION .............................   5
ADVISORY AND ADMINISTRATION AGREEMENTS ..........   6
MANAGEMENT OF THE FUND ..........................   7
REMUNERATION OF OFFICERS AND TRUSTEES ...........   7
PRINCIPAL SECURITY HOLDERS ......................   8
ORGANIZATION AND CAPITAL STRUCTURE ..............   8
PURCHASE OF SHARES AND REINVESTMENT .............   9
  Initial Investments ...........................   9
  Subsequent Purchases ..........................   9
  Reinvestments .................................   9
  Fractional Shares .............................   9
RETIREMENT PLANS ................................  10
  Generally .....................................  10
  Individual Retirement Account .................  10
PRICING OF SHARES ...............................  10
REDEMPTION OF SHARES ............................  11
  If By Mail ....................................  11
  If By Telephone ...............................  11
PERFORMANCE INFORMATION .........................  12
BROKERAGE .......................................  13
FINANCIAL STATEMENTS ............................  14
MISCELLANEOUS INFORMATION .......................  14


                                       Statement of Additional Information | 1

THE FUND

Berkshire Capital Growth & Value Fund (the "Fund") is an open-end, non-diversified portfolio of the Berkshire Capital Investment Trust (the "Trust"). The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest. The Trust's registered office is 1209 Orange Street, Wilmington, Delaware 19801. Mail may be addressed to Trust's principal executive office at 475 Milan Drive, #103, San Jose, California 95134-2453.


INVESTMENT OBJECTIVE

Berkshire Capital Growth & Value Fund has the primary objective of long-term capital appreciation through investments in equity securities. The Fund seeks to accomplish this objective by investing primarily in equities of growth companies in sectors offering the potential for above-average returns and/or those companies which the Fund's adviser believes to be undervalued at their current market price, resulting in the potential for capital appreciation. In selecting investments for the Fund, the adviser's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Fundamental analysis by use of dividend and cash flow discounting models are often employed to determine the intrinsic value of a company and then compared to the current share price. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income.


RISK FACTORS

Generally: Risks associated with the Fund's performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in the Fund's portfolio. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.

Non-Diversification: The Fund will be operated as a non-diversified investment company and as such, the Fund's shares may be more susceptible to adverse change in value than would be the shares of a diversified investment company.

Concentration: The Fund has adopted the fundamental policy of concentrating at least 25% of its assets in the equity securities of companies in the electronic technology industry. Because of such policy, the Fund may be subject to greater risk than that of a fund which is fully diversified among many market sectors.


PORTFOLIO TURNOVER POLICY

The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.


                                       Statement of Additional Information | 2

CONCENTRATION AND NON-DIVERSIFICATION POLICY

Concentration: The Fund will concentrate its investments in the equity securities of companies in the electronic technology industry. Concentration requires the Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Companies in the electronic technology industry shall include businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices. In some future period or periods, due to adverse economic conditions in the electronic technology industry, the Fund may temporarily have less than 25% of the value of its assets invested in that industry. At such times the adviser may adopt a temporary defensive posture and recommend the Fund invest in money market instruments or U.S. Government securities. As a result of such concentration in the electronic technology industry, the Fund's shares may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

Non-Diversification: The Fund is classified as being non-diversified which means that it may not invest more than 25% of its assets in the securities of any one issuer and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is therefore one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.


TAX STATUS

Under the provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest, and gains from securities transactions. No more than 30% of the Fund's profits may be derived from securities held less than three months and no more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income.
Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.


                                       Statement of Additional Information | 3

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c)  Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h)  Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j)  Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(m)  Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of securities of companies in the electronic technology industry.

With respect to fundamental restriction (n) above, companies in the electronic technology industry shall be defined as businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices.


                                       Statement of Additional Information | 4

In connection with its investment objective and policies the Fund may, however, invest in the following types of securities which can involve certain risks:

U.S. Government Securities: The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance.

Bank  Obligations:   The  Fund  may  invest  in  bank  obligations,  including
certificates of deposit, time deposits, banker's acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Warrants: The Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.


INVESTMENT ADVISER

The Fund retains Berkshire Capital Holdings, Inc., at 475 Milan Drive, #103, San Jose, California 95134-2453, as its Investment Adviser. Berkshire Capital Holdings, Inc. (the "Investment Adviser") is a California corporation founded in February 1993. The company is registered as an Investment Adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly-owned by Malcolm R. Fobes III and Ronald G. Seger

Malcolm R. Fobes III has the direct responsibility for the overall strategic management of the Fund's portfolio and its administration. Mr. Fobes founded Berkshire Capital Holdings, Inc. in 1993, has served as Chairman of the Board and Chief Executive Officer since the company's inception, and has been responsible for the direction of the company's investments in both private and publicly-held concerns. Mr. Fobes has a B.S. degree in Finance and a minor in Economics from San Jose State University in California. In addition to founding the company in 1993, Mr. Fobes was also simultaneously retained by Adobe Systems, Inc., a high-technology software development firm, as a technical support engineer from May 1991 to November 1994. Mr. Fobes has served exclusively in the capacity of Chairman and Chief Executive Officer of the Investment Adviser from November 1994 to present. Ronald G. Seger has served as Secretary and member of the Board of Directors of the Investment Adviser since September 1996. Both Mr. Fobes and Mr. Seger also serve as Trustees of the Fund.


ADVISORY FEE

The Fund will be managed by Berkshire Capital Holdings, Inc. The Investment Adviser will be paid a fee of 1.5% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Such fee is higher than the fee paid by most other funds. Notwithstanding, the Investment Adviser may at its discretion, forgo sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.


FUND ADMINISTRATION

In addition to its fee for serving as the Fund's Investment Adviser, Berkshire Capital Holdings, Inc. will receive a fee for serving as the Fund's administrator. The fee will be paid monthly at an annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. For such fee, Berkshire Capital Holdings, Inc. is responsible for providing administrative and general supervisory services to the Fund and will provide virtually all customary services required for Fund operations.


                                       Statement of Additional Information | 5

ADVISORY AND ADMINISTRATION AGREEMENTS

On October 26, 1997 the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with Berkshire Capital Holdings, Inc. The Advisory Agreement and the Administration Agreement are effective through December 31, 1998. Thereafter, both agreements may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by (a) the Fund's Board of Trustees or (b) vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. In either event, the continuance must be approved by a majority of the Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, Berkshire Capital Holdings, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Fobes, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Investment Adviser is (i) required to render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Investment Adviser. Excepting these items, the Fund pays all other fees and expenses incurred in conducting its business affairs. The Investment Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Under the Administration Agreement, the Investment Adviser will render all administrative and supervisory services to the Fund. The Adviser will oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser will also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. In accordance with the Administration Agreement, the Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund will assume all other expenses except to the extent of those paid by the Adviser.

The Investment Adviser assumes and shall pay all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Investment Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.


                                       Statement of Additional Information | 6

The Investment Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Contract and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.


MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of Berkshire Capital Investment Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years and ownership of the Fund are as follows:

                            Principal Occupation                      Fund Shares      Percent
Name and Address            Past 5 Years                             Owned 11/2/98     of Class
-----------------------     ----------------------------------       -------------     --------
*Malcolm R. Fobes III       BERKSHIRE CAPITAL INVESTMENT TRUST;          7,585          46.02%
475 Milan Drive, #103       Trustee/President
San Jose, CA 95134          BERKSHIRE CAPITAL HOLDINGS, INC.;
Age: 34                     Chairman & CEO
                            ADOBE SYSTEMS, INC.;
                            Technical Support Engineer

*Ronald G. Seger            BERKSHIRE CAPITAL INVESTMENT TRUST;          5,362          32.53%
715 Glenborough Drive       Trustee/Secretary
Mountain View, CA 94041     RONALD G. SEGER, O.D.;
Age: 48                     Optometrist

**Leland F. Smith           BERKSHIRE CAPITAL INVESTMENT TRUST;            503           3.05%
#7 Rocky Mountain Lane      Trustee
Sunriver, OR 97707          CORPORATE ASSET STRATEGIES, INC.;
Age: 59                     Chairman & CEO
                            ELESCO, LTD.;
                            Chairman & CEO

Andrew W. Broer             BERKSHIRE CAPITAL INVESTMENT TRUST;            839           5.09%
455 Navaro Way, #201        Trustee
San Jose, CA 95134          CISCO SYSTEMS, INC.;
Age: 32                     Data Center Manager
                            TALIGENT, INC.;
                            Software Integration Engineer

*Trustees  of  the  Fund who are considered "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

**Corporate Asset Strategies, Inc. provides consulting services in the field of corporate real estate management.

REMUNERATION OF OFFICERS AND TRUSTEES

The Fund does not intend to pay fees to the trustees until such time as the Fund's assets exceed $2,500,000; although the Fund will reimburse trustees for their expenses. The Fund does not compensate trustees affiliated with the Investment Adviser except as they may benefit through payment of the Advisory and Administrative fees.


                                       Statement of Additional Information | 7

PRINCIPAL SECURITY HOLDERS

As of November 2, 1998, the following persons owned of record 5% or more of the shares of the Fund:

NAME:                                SHARES            % OWNERSHIP
--------------------                 ------            -----------
Malcolm R. Fobes III                  7,585               46.02%
475 Milan Drive, #103
San Jose, California 95134

Ronald G. Seger                       5,362               32.53%
715 Glenborough Drive
Mountain View, California 94041

Andrew W. Broer                         839                5.09%
455 Navaro Way, #201
San Jose, California 95134

As of November 2, 1998, the Trustees and officers of the Trust owned of record or beneficially 86.69% of the Fund's outstanding shares.


ORGANIZATION AND CAPITAL STRUCTURE

The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. At present there is only one series authorized by the Trust, which series has been designated as the Berkshire Capital Growth & Value Fund. The Board of Trustees may authorize the creation of an additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

The Board of Trustees of the Trust is responsible for managing the business affairs of the Fund. The Board of Trustees consists of four members: Malcolm
R. Fobes III, Ronald G. Seger, Leland F. Smith and Andrew W. Broer. As of November 2, 1998, the Board of Trustees owned of record or beneficially 86.69% of the Fund's outstanding shares. Malcolm R. Fobes III and Ronald G. Seger owned 46.02% and 32.53% of the Fund's outstanding shares respectively and are considered control persons as defined under Section 2(a)(9) of the 1940 Act by virtue of their ownership of more than 25% of the voting securities of the Fund.


                                       Statement of Additional Information | 8

PURCHASE OF SHARES AND REINVESTMENT

The offering price of the shares offered by the Fund is at the Net Asset Value ("NAV") per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Shares" in this Prospectus. The Fund reserves the right to terminate the offering of the shares made by this Prospectus at any time and to refuse purchase applications when, in the judgement of management, such termination or refusal is in the best interests of the Fund. The Fund also reserves the right to waive initial and subsequent investment minimums and to modify investment minimums generally from time to time. The Fund does not intend to issue share certificates to its shareholders whereby shares of the Fund shall be considered "uncertificated securities" as defined under Rule 17f-1 of the Securities Exchange Act of 1934. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Fund. For the convenience of investors, a Share Purchase Application is provided with the Prospectus. The minimum initial purchase of shares is $5,000 unless investing through the vehicle of an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Such initial investment amount is due and payable three
(3) business days after the purchase date. The Fund will be initially registered in California and therefore restricted to California residents at the time of purchase. There will be no solicitation out of the state of California of potential shareholders until registration under the Blue Sky laws of the state of residence have been met.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three (3) business days after the purchase date. The minimum is $500, or $200 for an IRA. Less may be accepted under special circumstances.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Full or fractional shares will be issued by the Fund. Fractional shares will be issued to three decimal places as purchased from the Fund. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.


                                       Statement of Additional Information | 9

RETIREMENT PLANS

Generally: Shares of the Fund may be purchased directly by existing retirement plans which allow for such investment. Self-employed individuals may purchase shares through properly drafted Keogh plans covering the self-employed individual or eligible employees. An investor should consult with a tax adviser concerning the eligibility or establishment of such plans before investing in shares of the Fund.

Individual Retirement Accounts: Certain individuals may be eligible to establish an Individual Retirement Account (IRA) with the Fund if they meet the applicable requirements of the Internal Revenue Code. Persons who earn compensation and are not covered by a company retirement plan (and, if married,  your  spouse  is  not  covered  by  a  company  retirement plan) may establish IRA accounts using Fund shares. Under such circumstances, annual contributions by individuals, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. If you are married (filing jointly) and each spouse establishes an IRA, each spouse may contribute up to $2,000 to his or her IRA for a year as long as the combined compensation of both spouses for the year is at least $4,000. Contributions to each spousal account are fully deductible under the aforementioned guidelines. IRA contributions may also be tax deductible for individual taxpayers and married couples if covered by a company retirement plan as long as adjusted gross incomes are within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts. You may begin to make non-penalty IRA withdrawals as early as age 59 1/2 or as late as 70 1/2. Most withdrawals from an IRA account before age 59 1/2 are subject to a 10% penalty tax in addition to regular income taxes. In certain situations, withdrawals before age 59 1/2 are not subject to the 10% penalty. For example, in the event of death or disability early withdrawals may be made without penalty. Investors should consult their tax advisers to determine whether they are qualified to take advantage of an IRA and whether an investment in the Fund would be appropriate.

The Board of Trustees has selected Delaware Charter Guarantee & Trust Co. as the Fund's trustee for qualified individuals who wish to establish an IRA account funded with shares of the Fund. Although the Fund does not charge IRA fees itself, there are fees charged by Delaware Charter Guarantee & Trust Co. to open and maintain an IRA account. To establish an IRA account, all prospective applicants are required to complete an IRA application for Delaware Charter Guarantee & Trust Co. A disclosure statement describing the general provisions of the IRA will be forwarded to all prospective applicants as required by U.S. Treasury regulations. All IRAs may be revoked within seven
(7) days of their establishment with no penalty. For more information regarding the establishment of an IRA account, please direct all inquiries to the Fund at its principal office in San Jose, California.


PRICING OF SHARES

The net asset value of the Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day of which that Exchange is open (presently 4:00 p.m.); Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day,
Thanksgiving, Christmas and New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.


                                      Statement of Additional Information | 10

REDEMPTION OF SHARES

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth below. Although the Fund does not charge a redemption fee, there is a fee equal to that charged to the Fund by the registered Transfer Agent for processing services, currently $10 regardless of the number of shares redeemed.

All redemption requests should be made to the Fund at its principal office in San Jose, California. The redemption price shall be the net asset value per share next determined after notice is received by the Fund.

If By Mail: Send a written request, signed by all registered owners in the exact names in which they appear on the account indicating the dollar amount or number of shares to be redeemed. Redemption requests by corporations, partnerships, trusts, estates, guardianships, custodial accounts and accounts under court jurisdiction shall be accompanied with all supporting legal documents if required by applicable law. To be in proper form, such redemption requests shall be signed by an authorized officer and must indicate the capacity in which the officer is acting.

If by Telephone: Shareholders who complete the Share Purchase Application provided with this Prospectus may redeem shares of the Fund by telephone if they have elected on the application to do so. The Fund will employ reasonable procedures to confirm that all instructions given by telephone are genuine. Such procedures shall include requiring the caller to provide personal and/or account information for the purpose of establishing the caller's identification and sending a confirmation statement on redemptions to the address of record each time activity is initiated by telephone. As long as the Fund's registered transfer agent follows instructions communicated by telephone which were reasonably believed to be genuine at the time of receipt, neither the Fund nor the registered transfer agent shall be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund's registered transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

Unless the shareholder is known to management, all signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. Generally, such institutions include national or state banks, savings and loan associations, credit unions, brokers and dealers which are members of a national securities exchange or a clearing agency and maintain a net capital of at least $100,000, national securities exchanges, registered securities associations, clearing agencies and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion programs. Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing along with the shareholder's signature. A notarized signature will not be sufficient for the request to be in proper form. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing authority of the person seeking to act on behalf of the account.

The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption. Any difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes. Payment by the Fund will ordinarily be made within seven (7) business days provided the shareholder has complied with all the aforementioned requirements. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to fifteen (15) days. The Fund may suspend the right of redemption or postpone the date of payment if; the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Commission has determined that an emergency exists, thereby making disposal of fund securities or valuation of net assets not reasonably practicable, or for such other periods as the Commission may permit. The Fund intends to make payments in cash, however, if the Board of Trustees believes that economic conditions exist which would make such practice detrimental to the best interests of the Fund, redemption may be accomplished through distribution of portfolio securities of the Fund. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.


                                      Statement of Additional Information | 11

PERFORMANCE INFORMATION

The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. It should be noted that average annual return is based on historical earnings and is not intended to indicate future performance.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                    n
                              P(1+T)  = ERV

Where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years (1, 5, or 10)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total return of the Fund for the period ended June 30, 1998 was 15.14%. The inception date of the Fund was July 1, 1997.

The Fund may also advertise total return which is calculated differently from average annual total return. Total return performance for a specific period is calculated by taking the initial investment in the Fund's shares on the first day of the period and the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. A quotation of the Fund's total return will always be accompanied by the Fund's average annual total return. The total returns for the Fund's two most recent fiscal periods are as follows:

                          PERIOD ENDED
                          December 31, 1997*     (12.60%)
                          June 30, 1998**         32.06%


*   From July 1, 1997 to December 31, 1997.
**  From December 31, 1997 to June 30, 1998.


                                      Statement of Additional Information | 12

Performance information for the Fund may be compared, in reports and promotional literature, to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average (DJIA), Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ Composite Index (NASDAQ Composite) and the Russell 2000 Index. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance.


BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Under the terms of the Advisory Agreement, the Adviser is authorized to employ all brokers to execute orders for the purchase and sale of portfolio securities on behalf of the Fund. The Adviser will use its best judgement in determining which broker can provide the best net price and execution. The selected broker shall be required to provide prompt and reliable execution at a reasonably competitive price. The Adviser may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which, in the opinion of management, will produce a direct benefit to the Fund or assist the Adviser in carrying out its responsibilities to the Fund. Such information and services shall include economic studies, industry studies, statistical analysis, corporate reports and quotations necessary to determine the value of the Fund's net assets. No effort is made to determine the value of these services or the amount they might have reduced the expenses of the Adviser. Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business to firms furnishing these materials and services. The Board of Trustees will evaluate and review the reasonableness of brokerage commissions paid semiannually.


                                      Statement of Additional Information | 13

FINANCIAL STATEMENTS

The Berkshire Capital Growth & Value Fund's audited financial statements as of December 31, 1997 and its unaudited financial statements as of June 30, 1998 appear in the reports which are attached to this Statement of Additional Information.


MISCELLANEOUS INFORMATION

This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The registration statement, including exhibits filed therewith, may be examined at the offices of the Commission in Washington D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


                                      Statement of Additional Information | 14

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                    BERKSHIRE CAPITAL GROWTH & VALUE FUND


                                     1997
                                 Annual Report

                               TABLE OF CONTENTS



                                                                   Page
                                                                   ----

   Letter to Shareholders ........................................   1
   Portfolio Snapshot ............................................   4
   Independent Auditors' Report ..................................   5
   Statement of Assets & Liabilities .............................   6
   Statement of Operations .......................................   7
   Statement of Changes in Net Assets ............................   8
   Notes to Financial Statements .................................   9
   Financial Highlights, Related Ratios and Supplemental Data ....  12
   Schedule of Portfolio of Investments ..........................  13

                     BERKSHIRE CAPITAL GROWTH & VALUE FUND
                       Net Asset Value High, Low & Close
                    For Six Months Ended December 31, 1997


                                  3rd          4th
                                Quarter      Quarter
                       =============================
                       High     $ 10.05     $ 10.10
                       Low         9.95        8.29
                       Close      10.05       *8.64
                       =============================

          *Dividend distribution of $.10 per share paid on 12/30/97






                                                             February 27, 1998




Dear Shareholder:

     On July 1, 1997 the Securities and Exchange Commission granted the effectiveness of your fund. I highlight this significant event in order to illustrate that success, more often than not, is the direct result of good preparation and the ability to persevere. Such qualities are the exact ingredients required when making profitable long-term investments. We intend to adhere to these qualities as we build a tradition of success that will carry us forward for many years to come. The launching of our fund has proven that in order to be successful, one does not have to be a sizable financial institution backed by a multitude of attorneys and an abundance of capital. In fact, our small fund was created on little more than a simple idea which was boot-strapped by a meager budget. With that, we would like to take this opportunity to salute all of those individuals who had the courage to stand firm in the face of adversity and by doing so, realized their dreams.


                                  OUR MISSION

     At the Berkshire Capital Growth & Value Fund our single goal is to increase share-owner value. Because each of our shareholders has entrusted us with their assets, it is our responsibility to deliver superior performance over the long-term. We like to place a great deal of emphasis on "long-term." Furthermore, we recognize that if we do our job properly, our investment decisions will have a positive impact on the lives of others. For example, increasing share-owner value can help to provide for someone's college education, a new home, or even retirement. We also realize that it is important to treat our shareholders as investment-partners which is why we have invested a significant amount of our own net-worth into the fund. We encourage such investment because as a share-owner you can be confident that our economic interests will always be aligned exactly with yours. Lastly, we will never forget that we were put into business to work for our shareholders. Our ultimate goal will always be to serve your interests as we endeavor to increase share-owner value.

                           OUR INVESTMENT PHILOSOPHY

     As you read through our annual report you will find that we maintain a portfolio with a limited number of securities. You will also notice that a large percentage of our portfolio is dedicated to a select few of some of the world's most successful companies. We are not afraid to allocate a large portion of our portfolio to these companies because we invest only in those businesses in which we have a high degree of knowledge and understanding. Such knowledge and understanding gives us the confidence to concentrate our investments which increases our chances of achieving superior returns to our shareholders over the long-term. We feel there is a great disadvantage to owning a portfolio with a large number of securities. This is because owning such a portfolio makes it increasingly difficult to maintain what we consider to be an adequate amount of knowledge about each security. We feel that investing with an limited amount of knowledge and understanding is inherently more risky than owning a portfolio with limited diversification. As a result, our goal will always be to focus our investments into a limited number of only the best companies, all of which we know very well.


                               OUR 1997 RESULTS

     Your fund demonstrated an increase of 0.5% for the third quarter and a decrease of 13% for the fourth quarter, resulting in an overall net decrease of 12.6% for the first six months of operation. On December 30, 1997 the Board of Trustees authorized the payment of a dividend in the amount of $.10 per share for the distribution of the fund's investment income. The table below shows a comparison of your fund's returns versus three major market indices - the Dow Jones Industrial Average (DJIA), Standard & Poor's 500 (S&P 500) and the NASDAQ Composite Index (NASDAQ):


                              3rd        4th        Since
                            Quarter    Quarter    Inception
                ===========================================
                BCGVF        0.5%      -13.0%      -12.6%
                DJIA*        4.0%        0.0%        4.0%
                S&P 500*     7.5%        2.9%       10.6%
                NASDAQ*     17.0%       -6.7%        9.1%
                ===========================================


*Includes reinvestment of dividends.
Assumes investments are made on the day prior to the first day of each period. Past performance is not a guarantee of future results.


     As you can see, the fund's returns remained relatively unchanged during the third quarter lagging behind the DJIA, S&P 500 and the NASDAQ indices. This was due in large part to your portfolio manager's inability to find anything of value during this time period. As a result, the fund maintained a cash position of nearly 90% for most of the quarter. The fund did however, record its first investments during the period with purchases of shares in both the Coca-Cola and Gillette companies. The purchases were made after the share prices of both had declined by nearly 25%. The declines were due to concerns over the future profitability of these companies because of the strength of the U.S. dollar. We felt that these concerns were exaggerated and are very pleased to have purchased such quality companies at bargain prices.

     The fourth quarter was dominated by news of the financial crisis in the Asian-Pacific markets. On October 27, 1997 concerns over this region's currency devaluations and large percentage stock market declines finally spilled over to the U.S. markets causing the DJIA to fall a breathtaking
554.12 points. The DJIA had recorded a single-day loss of 7.18%. This was a significant event for the fund because it was on this day that your portfolio manager stepped in and purchased some of the fund's largest investments. Specifically, we established large positions in Cisco Systems, Intel and PeopleSoft. These three companies alone comprised over 45% of the fund's holdings at year-end. The tables below show the fund's three largest and smallest investments for 1997.


                           THREE LARGEST INVESTMENTS
                     ====================================
                     Cisco Systems      24.3%    $ 24,642
                     Intel              17.3%      17,563
                     Coca-Cola           5.3%       5,335
                     ------------------------------------
                     Total              46.9%    $ 47,540
                     ====================================



                          THREE SMALLEST INVESTMENTS
                     ====================================
                     Ascend              1.3%     $ 1,347
                     Texas Instruments   1.8%       1,800
                     Adaptec             2.2%       2,227
                     ------------------------------------
                     Total               5.3%     $ 5,374
                     ====================================


     The fund's decline in value during the fourth quarter was due in large part to continued market volatility amid concerns over the impact of the Asian-Pacific crisis on the U.S. economy. The technology sector experienced the largest decline as evidenced by the 6.7% decrease in the technology-laden NASDAQ index. The fund outpaced the retreat of this index because a significant amount of the fund's investments were concentrated in the technology sector. We remain quite confident in the future growth of this sector however, and will continue to concentrate our holdings there despite the market's temporary reversal.

     As we move forward into 1998 it is important to remind our shareholders that the goal of our fund is to increase share-owner value over the long-term. A six-month period is much too short of a time frame in which to gauge a proper performance comparison. In fact, as of this writing your fund has already increased in value by over 16% since year-end. We recognize that stock market corrections like the one we experienced during the fourth quarter are usually temporary. This is especially true when the underlying fundamentals of our economy remain strong as they are now. We will always welcome such corrections because they present us with opportunities to purchase terrific companies at bargain prices.



                                                    Sincerely,

                                                    /S/ MALCOLM R. FOBES III
                                                    ------------------------
                                                    Malcolm R. Fobes III
                                                    Chairman

                              Portfolio Snapshot
                               December 31, 1997


  ===========================================================================
   Security              Percent      Shares       Price       Market Value
  ---------------------------------------------------------------------------
   3Com                    4.1%        120        34 15/16        $ 4,192
   Adaptec                 2.2%         60          37 1/8          2,227
   Ascend                  1.3%         55          24 1/2          1,347
   Berkshire Hathaway      4.6%          3            1539          4,617
   Cisco Systems          24.3%        442          55 3/4         24,642
   Coca-Cola               5.3%         80        66 11/16          5,335
   Dell Computer           4.1%         50              84          4,200
   E*Trade                 5.2%        230              23          5,290
   Gillette                5.0%         50        100 7/16          5,022
   IBM                     5.2%         50         104 5/8          5,231
   Innovex                 3.4%        150        22 15/16          3,441
   Intel                  17.3%        250          70 1/4         17,563
   Microsoft               4.5%         35         129 1/4          4,524
   PeopleSoft              3.8%        100              39          3,900
   Sun Microsystems        3.1%         80          39 7/8          3,190
   Texas Instruments       1.8%         40              45          1,800
   Vivus                   4.5%        430          10 5/8          4,569
   Cash                     .3%                                       322
  ---------------------------------------------------------------------------
   Total Investments     100.0%      2,225                      $ 101,412
  ===========================================================================





                          IMPORTANT LEGAL DISCLOSURES

This report is submitted for the general information of the shareholders of the Berkshire Capital Growth & Value Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ Composite index all represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Investing in technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the Fund's Prospectus carefully. Copies of the most recent Prospectus may be obtained by calling the Fund directly at (408) 526-0707.

                      MEREDITH, CARDOZO, LANZ & CHIU LLP
                         Certified Public Accountants
                       97 South Second Street, Suite 100
                          San Jose, California 95113
                                (408) 278-0220



                         INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders
Berkshire Capital Investment Trust

We have audited the accompanying statement of assets and liabilities of Berkshire Capital Investment Trust (comprising the Berkshire Capital Growth & Value Fund), including the schedule of portfolio investments, as of December 31, 1997 and the related statements of operations and changes in net assets for the period from July 1, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Berkshire Capital Investment Trust, as of December 31, 1997, and the results of its operations and the changes in its net assets for the period from July 1, 1997 (date of inception) to December 31, 1997, in conformity with generally accepted accounting principles.


/s/ MEREDITH, CARDOZO, LANZ & CHIU LLP
--------------------------------------
Meredith, Cardozo, Lanz & Chiu LLP


San Jose, California
January 21, 1998

                      Berkshire Capital Investment Trust
                       Statement of Assets & Liabilities
                               December 31, 1997





ASSETS - Note (1)

Investment in securities, at value
(identified cost - $113,703) ...........................   $  101,090
Cash in bank ...........................................          319
Dividend receivable ....................................            3
                                                              -------
Total assets ...........................................      101,412


LIABILITIES

Total liabilities ......................................            0
                                                              -------
Net assets - at value ..................................   $  101,412
                                                              =======

NET ASSETS COMPRISED OF:

Common Stock (par value $1.00) .........................   $   11,738
Paid-in capital ........................................      104,900
Net realized gain (loss) from investments ..............      (2,613)
Net unrealized gain (loss) on investments ..............     (12,613)
                                                             --------
Total net assets .......................................   $  101,412
                                                             ========

Net asset value per share based on
11,738.358 shares outstanding ..........................   $     8.64
                                                             ========







                See Accompanying Notes to Financial Statements

                      Berkshire Capital Investment Trust
                            Statement of Operations
   For the Period from July 1, 1997 (date of inception) to December 31, 1997





INVESTMENT INCOME:

Income:
Dividends ..............................................   $       87
Interest ...............................................        1,051
                                                                -----
Total income ...........................................        1,138
                                                                -----
Expenses:
Investment advisory fees ...............................          764
Administration fees ....................................          255
Investment advisory and administration fees waived -
Note (7) ...............................................       (1019)
                                                                -----
Total expenses .........................................            0
                                                                -----

Total investment income ................................        1,138
                                                                -----

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss) on investments ................      (2,613)
Net change in unrealized gain (loss)
on investments for 1997 ................................     (12,613)
                                                             --------
Net gain (loss) on investments for 1997 ................     (15,226)
                                                             --------
Net increase (decrease) in net assets
resulting from operations ..............................   $ (14,088)
                                                             ========







                See Accompanying Notes to Financial Statements

                      Berkshire Capital Investment Trust
                      Statement of Changes in Net Assets
   For the Period from July 1, 1997 (date of inception) to December 31, 1997





INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income ..................................   $    1,138
Net realized gain (loss) on investments ................      (2,613)
Net change in unrealized gain (loss) on investments ....     (12,613)
                                                             --------
Net increase (decrease) in net assets
resulting from operations ..............................     (14,088)
                                                             --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income ..................................   $  (1,138)
Net realized gain on investments .......................            0
                                                              -------

Reinvestment of dividends by shareholders ..............        1,138


CAPITAL SHARE TRANSACTIONS:

Proceeds from sale of shares -
net of redemption, if any ..............................      115,500
                                                              -------

Total increase in net assets ...........................      101,412


NET ASSETS:
Beginning of year ......................................            0
                                                             --------
End of year ............................................   $  101,412
                                                             ========








                See Accompanying Notes to Financial Statements

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements
                               December 31, 1997


(1)  SIGNIFICANT ACCOUNTING POLICIES:

The Berkshire Capital Investment Trust (the "Trust") was organized as a business trust under the state of Delaware on November 25, 1996. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $1.00 per share. Shares have non-cumulative voting rights, do not have preemptive subscription rights and are freely transferable. The Berkshire Capital Growth & Value Fund is an open-end non-diversified portfolio of the Trust.

     (a)  Security Valuation

          Investments in securities traded on a national security exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

     (b)  Federal Income Taxes

          The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     (c)  Equalization

          The Trust uses the accounting practice of equalization, by which a portion of the proceeds from the sale and cost of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     (d)  Use Of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.




                                                                   (continued)

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     (e)  Distributions To Shareholders

          Dividends to shareholders are recorded on the ex-dividend date.

     (f)  Accounting Practices

          The Trust follows the industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

(2)  CURRENT YEAR DISTRIBUTIONS TO SHAREHOLDERS:

On December 31, 1997, the Board of Trustees approved the distribution of $.0979 per share aggregating $1,138 declared from net investment income during 1997. The dividend was paid on December 30, 1997 to shareholders of record on December 29, 1997. All shareholders have elected to have all dividends reinvested into additional shares of the Trust's stock. This resulted in the issuance of 131.698 additional shares of common stock.

As of December 31, 1997, the Trust had available for federal income tax purposes an unused capital loss carryover of $2,613 which will expire in 2002.

(3)  CAPITAL SHARE TRANSACTIONS:

The Trust is authorized to issue an unlimited number of shares of $1.00 par capital stock. As of December 31, 1997 there was $116,638 of total paid-in capital.

         Shares sold .................  11,606.660       $  115,500
         Shares issued on
         reinvestment of dividends ...     131.698            1,138
         Net increase ................  11,738.358       $  116,638
                                        ==========        =========

(4)  ORGANIZATIONAL COSTS:

All organizational costs were borne by the Fund's Investment Advisor.

(5)  REGISTRATION FEES:

All registration fees were borne by the Fund's Investment Advisor.




                                                                   (continued)

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements



(6)  INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities were $122,139 and $5,822 respectively for common stocks. Net loss on investments for the year ended December 31, 1997 were $15,226. That amount represents the net decrease in value of investments held during the year. The components are as follows:


            Realized loss on securities ...........   $   2,613
            Net unrealized loss on securities .....      12,613
                                                         ------
            Net decrease ..........................   $  15,226
                                                         ======

(7)  INVESTMENT ADVISORY FEES:

The Trust has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital Holdings, Inc. Under the terms of the Investment Advisory Agreement, Berkshire Capital Holdings, Inc. will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital Holdings, Inc. receives a fee as compensation for services rendered, facilities furnished and expenses assumed. Such fee is computed as a percentage of the Fund's daily net assets and are accrued each calendar day (including weekends and holidays). The administration fee is based on the following schedule:


                    Percentage          Daily Net Asset Range
                    ----------         ----------------------
                      .50%                $0 to $50 million
                      .45%                $50 to $200 million
                      .40%                $200 to $500 million
                      .35%                $500 to $1 billion
                      .30%                excess of $1 billion


Berkshire Capital Holdings, Inc. may at its discretion, forego fees normally paid to it by the Trust for services rendered. For the fiscal year ending December 31, 1997, Berkshire Capital Holdings, Inc. has agreed to irrevocably waive any and all rights to its investment advisory and administration fees. The foregoing of such fees for 1997 had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in the increase of the yield to the shareholders.




                                                                   (continued)

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements



(8)  FINANCIAL HIGHLIGHTS:

Selected data for a share outstanding throughout each period:




          Financial Highlights, Related Ratios and Supplemental Data
                               December 31, 1997



NET ASSET VALUE, BEGINNING OF PERIOD: .....................      $   10.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income .....................................            .10
Net gains or losses on securities (both realized and unrealized)    (1.36)
                                                                    ------
Total from investment operations ..........................           8.74

LESS DISTRIBUTIONS:

Dividends (from net investment income) ....................          (.10)
Distributions (from capital gains) ........................              0
                                                                     -----
Total distributions .......................................          (.10)
                                                                     -----
NET ASSET VALUE, END OF PERIOD ............................      $    8.64
                                                                     =====
Total return - Note (7) ...................................       (12.6%)*


RATIO/SUPPLEMENTAL DATA:

Net assets, end of period .................................      $ 101,412
Ratio of expenses to average net assets - Note (7) ........             0%
Ratio of net investment income to average net assets ......             1%
Portfolio turnover rate ...................................            13%
Average commission rate paid for securities transactions
(cost per share) ..........................................      $   .7897

*Not annualized.

                      Berkshire Capital Investment Trust
                     Schedule of Portfolio of Investments
                               December 31, 1997


                           Shares     Percent                       Unrealized
                             or         of     Historical   Market        Gain
Common Stocks (99.7%)    Face Amount   Total      Cost       Value      (Loss)
                         -----------   -----    --------    -------    -------
BEVERAGES:
The Coca-Cola Company*        80        5.3%    $ 4,819    $ 5,335       $ 516
                                        ----     ------      -----        ----
   Total Beverages                      5.3%      4,819      5,335         516

PERSONAL CARE:
Gillette Company*             50        5.0%      4,368      5,022         654
                                        ----     ------      -----        ----
   Total Personal Care                  5.0%      4,368      5,022         654

COMPUTER:
Dell Computer Corporation     50        4.1%      4,087      4,200         113
IBM Corporation*              50        5.2%      5,138      5,231          93
Sun Microsystems, Inc.        80        3.1%      3,747      3,190       (557)
                                       -----     ------     ------       -----
   Total Computer                      12.4%     12,972     12,621       (351)

COMPUTER COMPONENTS:
Adaptec, Inc.                 60        2.2%      3,016      2,227       (789)
Innovex, Inc.*               150        3.4%      4,469      3,441     (1,028)
                                        ----      -----      -----      ------
   Total Computer Components            5.6%      7,485      5,668     (1,817)

CONGLOMERATE:
Berkshire Hathaway (Class B)   3        4.6%      4,474      4,617         143
                                        ----      -----      -----         ---
   Total Conglomerate                   4.6%      4,474      4,617         143

FINANCIAL SERVICES:
E*Trade Group, Inc.          230        5.2%      5,632      5,290       (342)
                                        ----      -----      -----       -----
   Total Financial Services             5.2%      5,632      5,290       (342)

MEDICAL PRODUCTS:
Vivus, Inc.                  430        4.5%     12,141      4,569     (7,572)
                                        ----     ------      -----      ------
   Total Medical Products               4.5%     12,141      4,569     (7,572)

NETWORKING:
Ascend Communications         55        1.3%      2,043      1,347       (696)
3Com Corporation             120        4.1%      5,663      4,192     (1,471)
Cisco Systems, Inc.          442       24.3%     23,361     24,642       1,281
                                       -----     ------     ------       -----
   Total Networking                    29.7%     31,067     30,181       (886)




                                                      (continued on next page)

SEMICONDUCTOR:
Intel Corporation*           250       17.3%     20,524     17,563     (2,961)
Texas Instruments*            40        1.8%      2,600      1,800       (800)
                                        ----      -----      -----       -----
   Total Semiconductor                 19.1%     23,124     19,363     (3,761)

SOFTWARE:
Microsoft Corporation         35        4.5%      4,636      4,524       (112)
PeopleSoft, Inc.             100        3.8%      2,985      3,900         915
                                        ----      -----      -----       -----
   Total Software                       8.3%      7,621      8,424         803

   Total Common Stocks                          113,703    101,090    (12,613)
                                                -------    -------    --------
   Cash:                                 .3%        322        322
                                         ---        ---        ---
   Total Cash                            .3%        322        322

   Total Investments                    100%  $ 114,025  $ 101,412  $ (12,613)
                                        ====    =======    =======    ========

*Income Producing

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                     BERKSHIRE CAPITAL GROWTH & VALUE FUND
                     -------------------------------------

                             475 Milan Drive, #103
                              San Jose, CA 95134
                                (408) 526-0707


                               BOARD OF TRUSTEES
                               -----------------

                             Malcolm R. Fobes III
                                Ronald G. Seger
                                Leland F. Smith
                               Arthur J. Hopper


               INVESTMENT ADVISER/TRANSFER AGENT/FUND ACCOUNTANT
               -------------------------------------------------

                       Berkshire Capital Holdings, Inc.
                             475 Milan Drive, #103
                              San Jose, CA 95134


                                   CUSTODIAN
                                   ---------

                      Berkshire Capital Investment Trust
                             475 Milan Drive, #103
                              San Jose, CA 95134


                                 LEGAL COUNSEL
                                 -------------

                             Hall & Evans, L.L.C.
                            1200 Seventeenth Street
                                  Suite 1700
                               Denver, CO 80202


                              INDEPENDENT AUDITOR
                              -------------------

                       Meredith, Cardozo Lanz & Chiu LLP
                            97 South Second Street
                                   Suite 100
                              San Jose, CA 95113

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                    BERKSHIRE CAPITAL GROWTH & VALUE FUND

                                     1998
                               Semi-Annual Report

                               TABLE OF CONTENTS



                                                                    Page
                                                                    ----

    Letter to Shareholders ........................................   1
    Performance Graph .............................................   4
    Portfolio Snapshot ............................................   4
    Schedule of Investments .......................................   5
    Statement of Assets & Liabilities .............................   6
    Statement of Operations .......................................   7
    Statement of Changes in Net Assets ............................   8
    Financial Highlights, Related Ratios and Supplemental Data ....   9
    Notes to Financial Statements .................................  10

                              PERFORMANCE SUMMARY
                            (returns as of 6/30/98)


               ==================================================
                            Q1         Q2        YTD       1-YEAR
               ==================================================
               BCGVF      16.44%     13.42%     32.06%     15.10%
               DJIA       11.75%      2.15%     14.14%     18.71%
               S&P 500    13.95%      3.30%     17.71%     30.15%
               NASDAQ     17.02%      3.32%     20.91%     31.94%
               ==================================================

               Past performance does not guarantee future results. All returns reflect reinvested dividends.




                                                             August 27, 1998


Dear Shareholder:

     We are pleased to report that 1998 has been an exceptional year for your Fund. We met our goal of delivering superior returns to our shareholders by significantly outperforming all of our benchmarks. The performance of your Fund did not go unrecognized as the Associated Press and Lipper Analytical Services ranked your Fund as the #1 performing Growth & Income fund for the first-half of 1998 with a return of 32.06%. Your Fund was also ranked #1 in its category for its performance in the second quarter with a return of 13.42%. Overall, your Fund was ranked 16th out of all U.S. equity funds for 1998. As we move forward into the second-half of the year our goal will be to work even harder to find investments that will further increase your share-owner value.


 1998
  Q1

     As you can see in the Performance Summary Chart at the top of the page, we outperformed both the Dow Jones Industrial Average (DJIA) and the S&P 500 Index (S&P 500) in the first quarter. The noted exception was our near-par return when compared to the NASDAQ Composite Index (NASDAQ). We also outperformed the average total return of 11.91% for all U.S. equity funds during the period according to data from Lipper Analytical Services. Further confirming our relative outperformance for the period was the Wall Street Journal's report that 78.5% of all U.S. equity funds failed to even match the returns of the S&P 500 for the first quarter.


     The Fund's heavy weighting in technology stocks contributed substantially to its performance during the period. We have always maintained a bias towards investing in the technology sector because we believe that technology is now the key driver of the U.S. economy. Moreover, your Fund's principal office is located in the heart of Silicon Valley, giving us a tremendous advantage in utilizing our connections within the industry. From our Silicon Valley location we can also witness the direction of technology firsthand, allowing us to make informed investment decisions on behalf of the Fund. It is no coincidence then, that the Fund's largest investment is in Cisco Systems whose corporate campus is located within walking distance from our office.


                                        Semi-Annual Report to Shareholders | 1

    Among the Fund's best performing investments for the first quarter were Dell Computer Corp. and Berkshire Hathaway which gained 61% and 46% respectively. We believe that Dell is one of the best managed companies in the world. Dell employs an intensely focused business model based on the direct delivery of high-end PCs to its customers. The company will build a computer only after it has been ordered eliminating the need to maintain inventories. Additionally, Dell is actually one of the few companies in the world positioned to benefit from the recent Asian-Pacific crisis. This is because most of the company's computer components originate from that region. As the region weakens, component prices become cheaper. This allows Dell to pass on lower prices to its customers while at the same time further expanding profit margins. We expect Dell to remain a core holding of our Fund for quite some time.


     Another core holding of the Fund which performed exceptionally well was our investment in Berkshire Hathaway. At the helm of this company is legendary investor Warren Buffett. Mr. Buffett is largely known for his outstanding ability to manage Berkshire Hathaway's investment portfolios. As of late the company's diverse operating businesses, rather than its investment portfolios, have contributed most to increases in shareholder value. Continued strong growth in Berkshire Hathaway's GEICO auto insurance unit best represents the positive contributions made to shareholder value from the operating businesses. GEICO's success is the result of the employment of the same direct-to-the-customer business model as Dell, thereby making it the lowest cost auto insurer in the business. Mr. Buffett's investment decisions also had a hand in contributing to shareholder value. The most notable was his timely decision to purchase $4.6 billion in long-term zero-coupon U.S. Treasury bonds and 112.2 million ounces of the world's supply of silver. Looking ahead, we see the recent $22 billion acquisition of General Re Corporation as positioning the company to enjoy solid growth for quite some time.


                               [GRAPHIC OMITTED]

                        Q1 Best Performing Investments
                            (returns thru 3/31/98)

                                DELL     61.31%
                               BRK/B     45.87%
                                MSFT     38.49%
                                PSFT     35.10%
                                CSCO     22.65%


Rounding out the Fund's best performing investments for the quarter were our holdings in Microsoft, PeopleSoft, and Cisco Systems each appreciating 38%, 35%, and 23% respectively. The graph to the right shows the relative performance of each of these investments during the period. At the end of the quarter, the best performing stocks shown in the graph represented a total of 42% of the Fund's assets.


 1998
  Q2

     Our performance for the second quarter of 1998 was extraordinary. The Fund posted a return of 13.42% for the period while the average U.S. equity fund lost 0.29% according to data from Lipper Analytical Services. As you can see from the Performance Summary Chart on the previous page, our returns were more than four times those of the DJIA, S&P 500 and the NASDAQ. Moreover, the returns of your Fund for the period were greater than the total combined returns of these indices added together. While we are enthusiastic about outperforming all of our benchmarks by such a wide margin, it is important to remind our shareholders that we are certain such remarkable returns are unsustainable over the long-term.


                                        Semi-Annual Report to Shareholders | 2

     In the second quarter, the Fund's heavy weighting in technology stocks again contributed substantially to its performance. During the period we established new positions in the Internet sector with purchases of shares of America Online and Yahoo!. America Online's 13 million subscribers makes the company the world's leading provider of Internet access and content. The company has successfully leveraged its brand name into multiple sources of revenue streams including membership fees, advertising and electronic commerce. Going forward, we expect subscriber growth to remain strong allowing America Online to further build on its dominant franchise. We feel very comfortable dedicating a significant portion of our Fund to the leader of one of the fastest growing sectors of our economy. At the end of the quarter
America Online grew to our second largest investment behind Cisco Systems, representing 11% of the Fund's total assets.

     Our investment in Yahoo! has also proven to be very profitable for the Fund. The company's shares have appreciated over 45% since our initial purchase quickly making it one of the best performing stocks in our portfolio. Yahoo! is an Internet media company widely known for its popular search engine used to navigate the Web. The company has the most heavily trafficked web-site on the Internet and derives the majority of its revenues from advertisements on its web pages. The company has built a strong brand-name and is one of the few businesses in the sector to have ever made a profit. We continue to be impressed by Yahoo!'s quality management team and the company's ability to consistently beat revenues and earnings projections. At the end of the quarter our Yahoo! investment had appreciated to 6% of the Fund's total assets.


                               [GRAPHIC OMITTED]

                           Q2 Best Performing Stocks
                      (returns from 12/31/97 to 6/30/98*)

                                DELL    120.98%
                               BRK/B     69.79%
                                MSFT     67.70%
                                CSCO     65.13%
                                YHOO     45.50%

           * Yahoo! returns from date of purchase in second quarter.


To the right is a graph showing the year-to-date returns of the Fund's best performing investments. As you can see, Dell clearly outpaced all other investments by appreciating a remarkable 121%. Meanwhile, Berkshire Hathaway, Microsoft and Cisco Systems all performed exceptionally well with gains in excess of 65%. Yahoo! shares also fared well by gaining over 45%. The stocks in the graph represented 53% of the Fund's total assets at the end of the second quarter.


     Looking ahead, we are very enthusiastic about the potential of our Fund's current holdings. We will continue to focus our investments in only those companies which have dominant franchises and strong growth prospects. You can be assured that we will be working hard to continue the trend that we began in the first half of 1998. Thank you for your confidence in our abilities and for your investment in the Berkshire Capital Growth & Value Fund.


                                                      Sincerely,


                                                  /s/ Malcolm R. Fobes III
                                                      Chairman


                                        Semi-Annual Report to Shareholders | 3

                              PERFORMANCE OVERVIEW
                   Hypothetical $10,000 Investment At Inception*

                              [GRAPH DEPICTED HERE]


                                 S&P 500     BERKSHIRE CAPITAL
                                  INDEX     GROWTH & VALUE FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUL-97         $10,000         $ 10,000
                  AUG-97          10,795           10,000
                  SEP-97          10,191            9,950
                  OCT-97          10,749           10,050
                  NOV-97          10,390            9,500
                  DEC-97          10,871            9,510
                  JAN-98          11,057            8,740
                  FEB-98          11,180            9,701
                  MAR-98          11,986           10,176
                  APR-98          12,599           10,176
                  MAY-98          12,725           10,348
                  JUN-98          12,507           10,045
                  JUL-98          13,015           11,542


* The inception date of the Fund was July 1, 1997. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Standard & Poor's 500 Index (the "Index") represents an unmanaged, broad-basket of stocks. The Index is typically used as a proxy for overall market performance. The Fund's portfolio may differ significantly from the securities in the Index. The Index does not reflect the cost of portfolio management or trading.





Berkshire Capital Growth & Value Fund
Portfolio as of June 30, 1998

  ============================================================================
   Security                 Percent      Shares       Price     Market Value
  ============================================================================
   3Com                      2.35%        120        30 11/16        $ 3,682
   3Dfx Interactive          2.08%        190          17 1/8          3,254
   Ascend Communications     1.74%         55         49 9/16          2,726
   America Online           11.06%        165         105 1/8         17,346
   Berkshire Hathaway        5.00%          3           2,613          7,839
   Cisco Systems            25.95%        442         92 1/16         40,692
   Coca-Cola                 4.36%         80          85 1/2          6,840
   Dell Computer             4.74%         80        92 13/16          7,425
   E*Trade                   1.90%        130        22 15/16          2,982
   Gillette                  3.63%        100          56 7/8          5,688
   i2 Technologies           1.79%         80          35 1/8          2,810
   Innovex                   1.25%        150         13 1/16          1,959
   Intel                     4.73%        100          74 1/8          7,412
   Microsoft                 4.84%         70         108 3/8          7,586
   PeopleSoft                9.29%        310              47         14,570
   Texas Instruments         1.49%         40         58 5/16          2,333
   Yahoo!                    6.03%         60         157 1/2          9,450
  ---------------------------------------------------------------------------
   Cash/Equivalents          7.77%                                    12,188
  ---------------------------------------------------------------------------
   Total                   100.00%                                 $ 156,782
  ===========================================================================


                                        Semi-Annual Report to Shareholders | 4

                          Berkshire Capital Investment Trust
                               Schedule of Investments
                                   June 30, 1998
                                    (unaudited)

             Number of
              Shares                                           Value
              ------                                           -----
                        COMMON STOCKS - 92.23%

                        Beverages - 4.36%
                80      (The) Coca-Cola Company              $ 6,840

                        Computer - 4.74%
                80      Dell Computer Corporation*             7,425

                        Computer Components - 1.25%
               150      Innovex, Inc.                          1,959

                        Conglomerate - 5.00%
                 3      Berkshire Hathaway (Class B)*          7,839

                        Financial Services - 1.90%
               130      E*Trade Group, Inc.*                   2,982

                        Internet - 17.09%
               165      America Online, Inc.*                 17,346
                60      Yahoo!, Inc.*                          9,450

                        Networking - 30.04%
                55      Ascend Communications, Inc.*           2,726
               120      3Com Corporation*                      3,682
               442      Cisco Systems, Inc.*                  40,692

                        Personal Care - 3.63%
               100      (The) Gillette Company                 5,688

                        Semiconductor - 8.30%
               190      3Dfx Interactive, Inc.*                3,254
               100      Intel Corporation                      7,412
                40      Texas Instruments                      2,333

                        Software - 15.92%
                80      i2 Technologies, Inc.*                 2,810
                70      Microsoft Corporation*                 7,586
               310      PeopleSoft, Inc.*                     14,570

                        TOTAL COMMON STOCKS
                        (cost - $113,863)                    144,594
                                                             -------
                        OTHER ASSETS
                        LESS LIABILITIES - 7.77%              12,188
                                                              ------
                        NET ASSETS - 100%
                        Equivalent to $11.41 per share     $ 156,782
                                                             =======

                        *Non-income producing




                  (See Accompanying Notes to Financial Statements)


                                       Semi-Annual Report to Shareholders | 5

                      Berkshire Capital Investment Trust
                       Statement of Assets and Liabilities
                               June 30, 1998
                                (unaudited)




ASSETS - Note(1):
   Investment in securities, at value
   (identified cost - $113,863) ...........................    $  144,594
   Cash in bank ...........................................           683
   Security sales receivable ..............................        11,493
   Dividends receivable ...................................            12
                                                                  -------
   Total Assets ...........................................       156,782
                                                                  -------

LIABILITIES:
   Total Liabilities ......................................             0
                                                                  -------
NET ASSETS ................................................    $  156,782
                                                                  =======

NET ASSETS COMPRISED OF:
    Capital paid-in on shares of beneficial interest ......    $  134,638
    Undistributed net investment income ...................           224
    Accumulated net realized losses on investments ........       (8,811)
    Net unrealized appreciation on investments ............        30,731
                                                                   ------
NET ASSETS ................................................    $  156,782
                                                                  =======
Net asset value per share based on
13,746.607 shares outstanding .............................    $    11.41
                                                                    =====




               (See Accompanying Notes to Financial Statements)


                                        Semi-Annual Report to Shareholders | 6

                      Berkshire Capital Investment Trust
                            Statement of Operations
                  For the Six Month Period Ended June 30, 1998
                                 (unaudited)




INVESTMENT INCOME:
    Dividends .............................................       $    83
    Interest ..............................................           141
                                                                      ---
Total Investment Income ...................................           224
                                                                      ---
EXPENSES:
    Investment advisory fees ..............................           970
    Administration fees ...................................           323
                                                                      ---
Total expenses before fee waiver ..........................         1,293
    Investment advisory and administration
      fees waived - Note (6) ..............................       (1,293)
                                                                   ------
Total Expenses ............................................             0
                                                                   ------

NET INVESTMENT INCOME .....................................           224
                                                                      ---

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Net realized gain (loss) on investments ...............       (6,198)
    Net change in unrealized appreciation on investments ..        43,344
                                                                   ------
Net Gain on Investments ...................................        37,146
                                                                   ------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .................................      $ 37,370
                                                                   ======




               (See Accompanying Notes to Financial Statements)


                                        Semi-Annual Report to Shareholders | 7

                      Berkshire Capital Investment Trust
                      Statement of Changes in Net Assets



                                                  Six Months    Period From(a)
                                                     Ended        07/01/97
                                                   06/30/98          to
                                                  (unaudited)     12/31/97
                                                  -----------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
    Net investment income .......................     $ 224        $ 1,138
    Net realized gain (loss) on investments .....   (6,198)        (2,613)
    Net change in unrealized appreciation
      on investments ............................    43,344       (12,613)
                                                     ------       --------
Net increase (decrease) in net assets
  from operations ...............................    37,370       (14,088)
                                                     ------       --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .......................         0        (1,138)
    Net realized gain on investments ............         0              0
                                                     ------        -------

Total distributions to shareholders .............         0        (1,138)


CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold
      (2,008 and 11,607 shares, respectively) ...    18,000        115,500
    Increase from shares issued in
      reinvested distributions ..................         0          1,138
    Shares redeemed .............................         0              0
                                                     ------        -------
Net increase in net assets from
capital share transactions ......................    18,000        116,638


TOTAL INCREASE IN NET ASSETS ....................    55,370        101,412


NET ASSETS:
    Beginning of period
     (including undistributed net investment
     income of $0) ..............................   101,412              0
                                                    -------        -------
    End of period
     (including undistributed net investment
     income of $224 and $0 respectively) ........ $ 156,782        101,412
                                                    =======        =======

(a) Date of effectiveness.




               (See Accompanying Notes to Financial Statements)


                                        Semi-Annual Report to Shareholders | 8

                      Berkshire Capital Investment Trust
                            Financial Highlights



                                                   Six Months   Period From(a)
                                                     Ended        07/01/97
                                                    06/30/98         to
                                                  (unaudited)     12/31/97
                                                  -----------     --------

Per Share Data for a Share Outstanding
Throughout Each Period

NET ASSET VALUE, BEGINNING OF PERIOD:                $ 8.64        $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ....................          .01            .10
    Net realized and unrealized
      gains (losses) on investments ..........         2.76         (1.36)
                                                       ----          -----
Total from investment operations .............        11.41           8.74

DISTRIBUTIONS:
    Dividends (from net investment income) ...            0          (.10)
    Distributions (from capital gains) .......            0              0
                                                      -----          -----
Total distributions ..........................            0          (.10)
                                                      -----          -----

NET ASSET VALUE, END OF PERIOD:                     $ 11.41         $ 8.64
                                                      =====           ====



TOTAL RETURN - Note (6) ......................      32.06%(b)     (12.60%)(b)




SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ....................    $ 156,782      $ 101,412
    Ratio of expenses to
      average net assets(b)(c) ...............        0.95%          1.00%
    Ratio of expenses to
      average net assets(d) ..................           0%             0%
    Ratio of net investment income to
      average net assets(b)(c) ...............      (0.79%)          0.12%
    Ratio of net investment income to
      average net assets(d) ..................        0.16%          1.12%
    Portfolio turnover rate(b) ...............          38%            13%

(a) Date of effectiveness.
(b) Not annualized for periods less than one full year.
(c) Before fee waiver.
(d) After fee waiver.




               (See Accompanying Notes to Financial Statements)


                                        Semi-Annual Report to Shareholders | 9

                       Berkshire Capital Investment Trust
                         Notes to Financial Statements
                                 June 30, 1998
                                  (unaudited)



(1) SIGNIFICANT ACCOUNTING POLICIES:

The Berkshire Capital Investment Trust (the "Trust") was organized as a business trust under the state of Delaware on November 25, 1996. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $1.00 per share. Shares have non-cumulative voting rights, do not have preemptive subscription rights and are freely transferable. The Berkshire Capital Growth & Value Fund (the "Fund") is an open-end non-diversified portfolio of the Trust. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

(a) Security Valuation
    ------------------
The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.

(b) Federal Income Taxes
    --------------------
The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Use of Estimates
    ----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Distributions to Shareholders
    -----------------------------
Dividends to shareholders are recorded on the ex-dividend date.

(e) Security Transactions and Related Income
    ---------------------------------------
The Trust follows the industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.


                                       Semi-Annual Report to Shareholders | 10

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements
                                 June 30, 1998
                                  (unaudited)




(2) CAPITAL SHARE TRANSACTIONS:

The Trust is authorized to issue an unlimited number of shares of $1.00 par capital stock. As of June 30, 1998 there was $134,638 of total paid-in capital.

                                          Shares        Amount
                                          ------        ------
          December  31, 1997 .......      11,738      $ 116,638
          Subscriptions sold .......       2,008         18,000
                                           -----         ------
          June 30, 1998 ............      13,746      $ 134,638
                                          ======        =======

(3) ORGANIZATIONAL COSTS:

All organizational costs were borne by the Fund's Investment Advisor.

(4) REGISTRATION FEES:

All registration fees were borne by the Fund's Investment Advisor.

(5) INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities, other than U.S. Government obligations and short-term investments, were $52,967 and $46,609 respectively for common stocks. Net gain on investments for the period ended June 30, 1998 were $37,146. That amount represents the net increase in value of investments held during the period.

For federal income tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost. At June 30, 1998 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                      Appreciation ........    $ 38,768
                      Depreciation ........     (8,037)
                                                -------
                      Net appreciation.....    $ 30,731
                                                 ======

As of December 31, 1997, the Trust had available for federal income tax purposes an unused capital loss carryover of $2,613 which will expire in 2005.


                                       Semi-Annual Report to Shareholders | 11

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements
                                 June 30, 1998
                                  (unaudited)



(6) RELATED PARTY TRANSACTIONS/
    INVESTMENT ADVISORY AND ADMINISTRATION FEES:

Certain officers and directors of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. The Trust has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital Holdings, Inc. Under the terms of the Investment Advisory Agreement, Berkshire Capital Holdings, Inc. will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital Holdings, Inc. receives a fee as compensation for services rendered, facilities furnished and expenses assumed. Such fee is computed as a percentage of the Fund's daily net assets and are accrued each calendar day (including weekends and holidays). The administration fee is based on the following schedule:

                     Percentage      Daily Net Asset Range
                     ----------      ---------------------
                       .50%          $0 to $50 million
                       .45%          50 to $200 million
                       .40%          $200 to $500 million
                       .35%          $500 to $1 billion
                       .30%          excess of $1 billion

Berkshire Capital Holdings, Inc. may at its discretion, forego fees normally paid to it by the Trust for services rendered. For the period ending June 30, 1998 Berkshire Capital Holdings, Inc. reserves the right to irrevocably waive any and all investment advisory and administration fees. The foregoing of such fees for 1998 had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in the increase of the yield to the shareholders.


                                       Semi-Annual Report to Shareholders | 12

                          Important Legal Disclosures

This report is submitted for the general information of the shareholders of the Berkshire Capital Growth & Value Fund. It is not authorized for distribution to prospective investors in the Fund unless accompanied or preceded by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information. Please read the prospectus carefully.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ Composite index all represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Investing in technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the Fund's Prospectus carefully. Copies of the most recent Prospectus may be obtained by calling the Fund directly at (408) 526-0707.


                                       Semi-Annual Report to Shareholders | 13

                      Berkshire Capital Investment Trust
                     Berkshire Capital Growth & Value Fund
                     -------------------------------------
                                475 Milan Drive
                                  Suite #103
                              San Jose, CA 95134
                                (408) 526-0707



                               Board of Trustees
                               -----------------
                             Malcolm R. Fobes III
                                Ronald G. Seger
                                Leland F. Smith
                                Andrew W. Broer



                       Investment Adviser/Administrator
                       --------------------------------
                       Berkshire Capital Holdings, Inc.
                                475 Milan Drive
                                  Suite #103
                              San Jose, CA 95134



                              Independent Auditor
                              -------------------
                       McCurdy & Associates CPA's, Inc.
                              27955 Clemens Road
                              Westlake, OH 44145



                                Transfer Agent
                                --------------
                          Mutual Shareholder Services
                            1301 East Ninth Street
                                  Suite #3600
                              Cleveland, OH 44114



                                   Custodian
                                   ---------
                               Fifth Third Bank
                           38 Fountain Square Plaza
                             Cincinnati, OH 45263



                                 Legal Counsel
                                 -------------
                             Hall & Evans, L.L.C.
                            1200 Seventeenth Street
                                  Suite 1700
                               Denver, CO 80202


                                       Semi-Annual Report to Shareholders | 14

                     BERKSHIRE CAPITAL INVESTMENT TRUST


PART C.              OTHER INFORMATION

ITEM 24.             FINANCIAL STATEMENTS AND EXHIBITS

       (a)   (i)     Financial Statements included in Part A;
                     Financial Highlights
                     Berkshire Capital Growth & Value Fund

             (ii)    Financial Statements included in Part B;

                     Independent Auditor's Report

                     Statement of Assets & Liabilities
                     Berkshire Capital Investment Trust, December 31, 1997

                     Statement of Operations
                     Berkshire Capital Investment Trust,
                     For the Period from July 1, 1997 to December 31, 1997

                     Statement of Changes in Net Assets
                     Berkshire Capital Investment Trust,
                     For the Period from July 1, 1997 to December 31, 1997

                     Notes to Financial Statements
                     Berkshire Capital Investment Trust, December 31, 1997

                     Financial Highlights
                     Berkshire Capital Investment Trust, December 31, 1997

                     Schedule of Portfolio of Investments
                     Berkshire Capital Investment Trust, December 31, 1997

                     Schedule of Investments
                     Berkshire Capital Investment Trust, June 30, 1998

                     Statement of Assets & Liabilities
                     Berkshire Capital Investment Trust, June 30, 1998

                     Statement of Operations
                     Berkshire Capital Investment Trust,
                     For the Six Month Period Ended June 30, 1998

                     Statement of Changes in Net Assets
                     Berkshire Capital Investment Trust,
                     For the Periods Ended June 30, 1998 and December 31, 1997

                     Financial Highlights
                     Berkshire Capital Investment Trust
                     For the Periods Ended June 30, 1998 and December 31, 1997

                     Notes to Financial Statements
                     Berkshire Capital Investment Trust, June 30, 1998



       (b)           Exhibits


Exhibit No.          Description
-----------          -----------
99.1        (1)   Certificate of Trust -
                  Berkshire Capital Investment Trust

99.2        (1)   Certificate of Amendment of Certificate of Trust
                  Berkshire Capital Investment Trust

99.2.1 Certificate of Amendment of Certificate of Trust Berkshire Capital Investment Trust

99.3        (1)   Declaration of Trust -
                  Berkshire Capital Investment Trust

99.4        (1)   Certificate of Consent of the Trustees of the
                  Berkshire Capital Investment Trust

99.5        (1)   Investment Advisory Agreement

99.6        (1)   Administration Agreement

99.7        (1)   Transfer Agent Agreement

99.8        (1)   Subscription Agreements

99.9        (1)   Reimbursement Agreement

99.10             Consent of Independent Auditors

99.11             Inapplicable

99.12             Addendum to Declaration of Trust
                  Berkshire Capital Investment Trust

99.13             Custody Agreement with Fifth Third Bank

99.14             Administration Agreement with
                  Mutual Shareholder Services

99.15.1           Financial Data Schedule
                  December 31, 1997

99.15.2           Financial Data Schedule
                  June 30, 1998


(1) Previously filed on June 30, 1997, with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and State of California, on the 2nd day of November, 1998.


                                    BERKSHIRE CAPITAL INVESTMENT TRUST



                               By:  /s/ MALCOLM R. FOBES III
                                    ------------------------
                                    Malcolm R. Fobes III
                                    President


Pursuant to the requirements of the Securities Act of 1933, this registration Statement has been signed below by the following persons in the capacities and on the dates(s) indicated.


        SIGNATURE                        TITLE                       DATE

/s/ MALCOLM R. FOBES III
------------------------
Malcolm R. Fobes III                Trustee; President              11/2/98


/s/ RONALD G. SEGER
-------------------
Ronald G. Seger                     Trustee; Secretary              11/2/98


/s/ LELAND F. SMITH
-------------------
Leland F. Smith                     Trustee                         11/2/98


/s/ ANDREW W. BROER
--------------------
Andrew W. Broer                     Trustee                         11/2/98



           Malcolm R. Fobes III, by signing his name below, signs this Post-Effective Amendment No. 2 on behalf of the above-named Trustees pursuant to Powers of Attorney contained in the Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 filed herewith with the Securities and Exchange Commission.


          Dated:  November 2, 1998          /s/ MALCOLM R. FOBES III
                                            ------------------------
                                            Malcolm  R. Fobes III
                                            Attorney-in-Fact


                               POWER OF ATTORNEY

         The undersigned Trustee of Berkshire Capital Investment Trust, a Delaware business trust, which anticipates filing with the Securities and Exchange Commission, Washington, DC, under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a Post-Effective Amendment No. 2 of the Registration Statement on Form N-1A, hereby constitutes and appoints Malcolm R. Fobes III with full power of substitution and resubstitution, as attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said registration statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 1998.

                                                /s/ ANDREW W. BROER
                                                -------------------
                                                Andrew W. Broer